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                                                                    Exhibit 23.1


                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 8, 1997, in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-33563) and related Prospectus of ZymeTx, Inc.
for the registration of 2,645,000 shares of its common stock.



                                                ERNST & YOUNG LLP


Oklahoma City, Oklahoma
October 20, 1997